          COMMON


INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE



          COMMON


    SEE REVERSE FOR
  CERTAIN DEFINITIONS

                                    [LOGO]

                                   ENTERBANK
                                 HOLDINGS, INC.


This certifies that




is the owner of


    FULLY PAID AND NONASSESSABLE COMMON SHARES, PAR VALUE $.01 PER SHARE, OF


Enterbank Holdings, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation, and the facsimile signatures of its duly authorized officers.

Dated

    /s/ James C. Wagner               /s/ Fred H. Eller
           SECRETARY      [SEAL]          PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
          UMB BANK, N.A.
               TRANSFER AGENT AND REGISTRAR

BY


                                      AUTHORIZED SIGNATURE
Q
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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -- as tenants in common
      TEN ENT -- as tenants by the entireties
      JT TEN  -- as joint tenants with right of
                 survivorship and not as tenants
                 in common
      TOD     -- transfer on death direction in
                 event of owner's death, to
                 person named on face

      UNIF GIFT MIN ACT -- _______________ Custodian _______________
                                (Cust)                  (Minor)
                                under Uniform Gifts to Minors
                           Act _____________________________________
                                              (State)
      UNIF TRF MIN ACT  -- _______________ Custodian (until age ____)
                                (Cust)
                           _______________ under Uniform Transfers
                                (Minor)
                           to Minors Act ___________________________
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

   For Value Received ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________________
_____________________________________________________________________ Attorney
to transfer the same on the books of the within-named Corporation with full power of substitution in the premises.

Dated______________________________

                                           ___________________________________
                                           Signature(s) Guaranteed:
NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF        ___________________________________
THE CERTIFICATE IN EVERY PARTICULAR,       THE SIGNATURE(S) MUST BE GUARANTEED
WITHOUT ALTERATION OR ENLARGEMENT OR       BY AN ELIGIBLE GUARANTOR INSTITUTION
ANY CHANGE WHATEVER.                       (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM, PURSUANT TO S.E.C. RULE
                                           17Ad-15.